                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Thackeray Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             THACKERAY CORPORATION

                                 350 Fifth Ave.
                                   Suite 2723
                               New York, NY 10118

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 25, 2004

To the Stockholders of Thackeray Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Thackeray Corporation (the "Company") will be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on Tuesday, May 25, 2004 at 10:00 A.M., for the following purposes:

          1. To elect three directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

          2. To ratify the selection of Lazar Levine & Felix LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The directors have fixed the close of business on March 29, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. See the "Miscellaneous" section of the accompanying Proxy Statement for the place where the list of stockholders may be examined.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ARE PRESENT AT THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            JULES ROSS
                                            Secretary

Dated: April 12, 2004

                             THACKERAY CORPORATION
                                 350 Fifth Ave.
                                   Suite 2723
                               New York, NY 10118

                         ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card are furnished to the stockholders of Thackeray Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for the 2004 Annual Meeting of Stockholders to be held at 10:00 A.M. on May 25, 2004 at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is anticipated that the Proxy Statement and proxy card will be mailed to stockholders on or about April 12, 2004.

     Shares represented by proxies properly signed and returned will be voted at the meeting. If the accompanying proxy card is signed but no specification is made thereon, the shares of the Company's common stock, par value $.10 per share (the "Shares"), represented by the proxy will be voted for (i) the nominees for director designated by the directors and (ii) the ratification of the selection of Lazar Levine & Felix LLP as the Company's independent public accountants. If a specification has been made on the proxy card, the Shares will be voted in accordance with the specification.

     A stockholder who gives a proxy may revoke it at any time before the proxy is voted at the meeting. The proxy is revocable by a written instrument (including a subsequently dated proxy) signed in the same manner as the proxy and received by the Company at or before the time it is voted. A stockholder who attends the meeting in person may, if he wishes, vote by ballot at the meeting, thereby cancelling any proxy previously given.

                             RECORD DATE AND QUORUM

     The voting securities entitled to vote at the meeting consist of the Shares, each of which entitles the holder thereof to one vote. Only stockholders of record at the close of business on March 29, 2004 are entitled to vote at the meeting or at any adjournment thereof. On that date, there were 5,107,401 Shares outstanding.

     The presence, in person or by proxy, of holders of record of Shares representing a majority of the outstanding Shares entitled to vote at the Annual Meeting will constitute a quorum for action at the Annual Meeting.

                         OWNERSHIP OF VOTING SECURITIES

     The following table contains certain information with respect to each person known to the Company to have been, at March 29, 2004 (or as to Lance S. Gad, November 12, 2003), the beneficial owner of more than 5% of the Shares. Except as otherwise indicated, all Shares are owned directly.

                                                     AMOUNT AND
                                                     NATURE OF
               NAME AND ADDRESS OF                   BENEFICIAL     PERCENT
                 BENEFICIAL OWNER                    OWNERSHIP      OF CLASS
               -------------------                  ------------    --------
Odyssey Partners, L.P.............................  1,328,250(1)     26.0%
     280 Park Avenue
     New York, NY 10017
The Peter Jay Sharp Foundation....................  1,272,400        24.9%
     c/o Peter Sharp & Co. Inc.
     545 Madison Avenue
     New York, NY 10022
Lance S. Gad......................................    360,700        7.06%
     1250 Fence Row Drive
     Fairfield, CT 06824

---------------

(1) Of this amount 1,309,500 shares are owned directly by Odyssey Partners, L.P. ("Odyssey") and 18,750 shares are owned directly by Ronald D. Rothberg, formerly a principal of Odyssey and currently a director of the Company. Jack Nash, Stephen Berger, Joshua Nash and Brian Wruble, by virtue of being general partners of Odyssey, share voting and dispositive power with respect to the common stock owned by Odyssey and, accordingly, may be deemed beneficial owners of the common stock owned by Odyssey. Each of the aforesaid persons expressly disclaims any such beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) which exceeds the proportionate interest in the common stock which he may be deemed to own as a general partner of Odyssey. The Company has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the common stock owned by Odyssey.

                             ELECTION OF DIRECTORS

     It is proposed to elect a Board of Directors consisting of three members, each to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify. On March 16, 2004, Moses Rothman retired as a member of the Company's Board of Directors.

     Unless authority is withheld, it is intended that proxies will be voted for the election of the three nominees named below, each of whom is currently serving as a director. The Board of Directors does not contemplate that any of these nominees will be unable or will decline to serve. However, if any of them is unable or declines to serve, the persons named in the accompanying Proxy may vote for another person or persons in their discretion.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information with respect to the three nominees for election to the Board of Directors. Except as otherwise indicated, each nominee has held his present principal occupation for the past five years.

                                                                                               FIRST
NAME, AGE (AT MARCH 1, 2004) AND                                                               BECAME
POSITION HELD WITH THE COMPANY                        PRINCIPAL OCCUPATION                   A DIRECTOR
--------------------------------                      --------------------                  ------------
Martin J. Rabinowitz(1)..............  Chairman of the Board (since 1986) and President         1985
  72                                   (since 1987); Principal, Taconic Investment
                                       Partners (since 1998); Managing member RFIA
                                       Holdings LLC, a private investment company (since
                                       1998); Limited Partner of
                                       Odyssey, an investment partnership, New York, New
                                       York
                                       (since 1993; previously General Partner); Director
                                       and Chairman of the Board, Eagle Food Centers,
                                       Inc. (1992-1998).
Jules Ross(1)........................  Vice President, Finance, Treasurer (since 1990)          1988
  71                                   and Secretary (since 1991); previously Principal
                                       of Odyssey (1987-1997).

Ronald D. Rothberg(2)................  President, The RDR Group Inc., a private                 1983
  57                                   investment company (since 1988).

---------------

(1) Member of the Company's Executive Committee and Nominating Committee.
(2) Member of the Company's Audit Committee.

     None of the present directors who is a nominee for election to the Board of Directors is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, except as indicated above.

EXECUTIVE OFFICERS OF THE COMPANY

     There are no executive officers of the Company other than those named above. Officers are generally elected annually at the first meeting of the directors of the Company following the Annual Meeting of Stockholders.

COMPENSATION AND INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     The Company qualifies as a "small business issuer" under the rules of the Securities and Exchange Commission and, accordingly, the information in this section is furnished in accordance with the rules applicable to such issuers.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation of the Chief Executive Officer for services in all capacities to the Company and its subsidiaries in 2003, 2002 and 2001. One executive officer had compensation during the fiscal years ended December 31, 2003, 2002, and 2001 in excess of $100,000.

                                           ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                       ----------------------------   ------------------------------------
                                                                                AWARDS             PAYOUTS
                                                             OTHER    --------------------------   -------
                                                            ANNUAL                                              ALL
                                                            COMPEN-   RESTRICTED                               OTHER
NAME AND                                                    SATION      STOCK         OPTIONS       LTIP      COMPEN-
PRINCIPAL POSITION(S)           YEAR    SALARY     BONUS      (1)      AWARD(S)    (# OF SHARES)   PAYOUTS   SATION(1)
---------------------           ----   --------   -------   -------   ----------   -------------   -------   ---------
Martin J. Rabinowitz            2003        -0-       -0-    -0-        -0-          -0-            -0-        $1,000
Chairman, CEO                   2002        -0-       -0-    -0-        -0-          -0-            -0-         2,000
and President                   2001        -0-       -0-    -0-        -0-          -0-            -0-         1,000
Jules Ross                      2003   $120,000       -0-    -0-        -0-          -0-            -0-           -0-
Vice President, Finance         2002    120,000       -0-    -0-        -0-          -0-            -0-           -0-
Treasurer                       2001    120,000       -0-    -0-        -0-          -0-            -0-           -0-

---------------

(1) Mr. Rabinowitz did not receive any salary or other compensation from the Company, except in his capacity as a director.

     Directors of the Company who are not salaried officers of the Company are paid a fee of $2,000 for each meeting attended. Mr. Rabinowitz is paid a fee of $500 for each meeting attended. In addition, the members of the Company's Audit Committee receive a fee of $2,000 for each committee meeting attended.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-K with the Company's management and the Company's independent auditors, Lazar Levine & Felix LLP. The Company's management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Further, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the auditor's independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Ronald D. Rothberg

ADDITIONAL INFORMATION

     The Board of Directors held a total of two meetings during 2003.

     The Company has a standing Nominating Committee and Audit Committee, but has no standing Compensation Committee.

     The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. As part of its duties it selects the Company's independent auditors, which selection is then ratified by the Board. The Audit Committee analyzes the reports of such auditors, periodically reviews the adequacy of the Company's internal financial controls, periodically reviews the terms of material transactions between the Company and its affiliates and subsidiaries, and makes such recommendations to the Board with respect thereto as such committee may deem advisable. The Audit Committee has considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining the auditors' independence. Ronald D. Rothberg who is "independent" under the listing standards of the Nasdaq Stock Market, is the sole member of the Audit Committee. While Mr. Rothberg is financially literate and has finance experience, he is not deemed an "audit committee financial expert" within the meaning of Securities and Exchange Commission regulations. Given the limited resources of the Company, and the qualifications of the existing Committee member, the Board of Directors has determined not to devote resources at this time to locating a suitable "audit committee financial expert" to serve on the Audit Committee. The Audit Committee met twice in 2003. The Board has adopted a written charter for the Audit Committee which is attached hereto as Appendix A.

     The Nominating Committee makes recommendations regarding nomination of candidates for election as directors. The Committee's members are Martin J. Rabinowitz and Jules Ross. The Board of Directors has adopted a charter for the Nominating Committee in 2004, which is attached hereto as Appendix B. The members of the Nominating Committee are not independent as defined by applicable listing standards of the Nasdaq Stock Market. There was one meeting of the Nominating Committee in 2003. If sent by mail, addressed to the Secretary of the Company at the offices of the Company, 350 Fifth Avenue, Suite 2723, New York, NY 10118, the Committee will review stockholder recommendations for nominees for election as directors, provided that the recommendation is accompanied by a resume outlining the proposed nominee's business and professional qualifications and a statement of the facts which cause the stockholder to believe that the nomination of such person would serve the best interests of the Company. Any such recommendations with respect to the 2005 Annual Meeting should be received by the Company by December 2, 2004. Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, including particular experience in areas relevant to the Company's business activities, concern for the long-term interests of the stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their duties and responsibilities to the Company, and the Nominating Committee will review all candidates in the same manner, regardless of the source of the recommendation.

     No family relationships exist between any director or executive officer of the Company.

     Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 29, 2004, the number of Shares beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table above and by all directors and executive officers of the Company as a group. The address of each director and executive officer of the Company is c/o Thackeray Corporation, 350 Fifth Ave., Suite 2723, New York, NY 10118. Except as otherwise indicated, all Shares are owned directly.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL        PERCENT OF
                                                  OWNERSHIP            CLASS
               NAME OR GROUP                  -----------------      ----------
Martin J. Rabinowitz(1) ....................       --                  --
Jules Ross .................................       --                  --
Ronald D. Rothberg .........................        28,125(2)         (3)
All directors and officers as a group
  (3 persons) ..............................        28,125(4)         (3)

---------------

(1) Does not include 5,650 Shares owned by Mr. Rabinowitz's wife as to which Shares Mr. Rabinowitz disclaims beneficial ownership.

(2) All of such Shares are owned directly by Mr. Rothberg, but Odyssey shares beneficial ownership with him as to 18,750 of such shares.

(3) Less than 1%.

(4) See footnotes above.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed, which appointment has been ratified by the Board of Directors, the firm of Lazar Levine & Felix LLP, subject to such appointment being ratified by the stockholders at the Annual Meeting, to audit the accounts of the Company for the fiscal year ending December 31, 2004 and to perform such other services as may be required of them. The Company knows of no direct or indirect financial interests of Lazar Levine & Felix LLP in the Company. Should this firm of public accountants be unable to preform these services for any reason, the Audit Committee will appoint other independent public accountants to serve for the remainder of the year.

     A representative of Lazar Levine & Felix LLP, the Company auditors for 2003, is expected to be present at the Annual Meeting. She will have the opportunity to make a statement if she desires to do so and will be available to respond to appropriate questions. Unless a contrary specification is indicated, proxies will be voted to ratify the selection of Lazar Levine & Felix LLP as the Company's independent accountants

     A favorable vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of the appointment of Lazar Levine & Felix LLP. Abstentions are treated as votes against the proposal and broker non-votes have no effect on the vote.

AUDIT AND OTHER FEES

     The following table summarizes fees billed to the Company by Lazar Levine & Felix LLP for 2003 and 2002:

                                                         2003      2002
                                                        -------   -------
Audit Fees............................................  $45,000   $11,375
Audit-Related Fees....................................        0         0
Tax Fees..............................................    4,000         0
Other Fees............................................        0         0

     Audit fees include fees for professional services rendered in connection with the audit of the Company's annual financial statements as well as reviews of the Company's quarterly financial statements. Tax fees include fees for the preparation of the Company's tax returns, which were approved by the Audit Committee. Additionally, the Company was billed $5,000 by Arthur Andersen LLP for reviews of the first quarter 2002 financial statements. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that all reports required to be filed during 2003 by the Company's executive officers, directors and beneficial owners of 10% or more of the Company's common stock, pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, and the rules promulgated thereunder, were timely filed.

                                 MISCELLANEOUS
STOCKHOLDERS' PROPOSALS

     Any stockholder who wishes to present a proposal for action at the next Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must notify management of the Company so that such notice is received by management at its principal executive offices at 350 Fifth Ave., Suite 2723, New York, NY 10118 by December 2, 2004, is in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors provides a process for stockholders to send communications to the Board. Stockholders may send written communications directly to Martin Rabinowitz. Stockholders who wish to send communications to the independent director may send communications directly to Ronald Rothberg. Such communications should be addressed to them c/o Thackeray Corporation, 350 Fifth Avenue, Suite 2723, New York, NY 10118.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

     The Board encourages each member of the Board to attend each annual meeting of stockholders. Each of Messrs. Rabinowitz, Ross and Rothberg attended the 2003 Annual Meeting of Stockholders.

OTHER MATTERS

     The Board of Directors of the Company knows of no other business to be presented at the meeting but if other matters properly do come before the meeting, it is intended that the persons named in the accompanying proxy card will vote the Shares for which they hold proxies in accordance with their judgment.

     The total cost of this solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, without special remuneration. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $5,200, plus reimbursement for out-of-pocket expenses. Banks, brokerage houses and other custodians, nominees and fiduciaries who forward soliciting material to the beneficial owners of Shares entitled to vote at the meeting will be reimbursed by the Company for their out-of-pocket expenses incurred in this connection. In addition to the mails, proxies may be solicited by personal interviews, telephone or telegraph.

     A list of the Company's stockholders as of the record date for the meeting will be available for examination by any stockholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company at the address set forth above.

     The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2003, without exhibits, without charge to each person who forwards a written request therefor, which request shall include a representation that he was a beneficial holder of shares of the Company on March 29, 2003, to Assistant Secretary, Thackeray Corporation, 350 Fifth Ave., Suite 2723, New York, NY 10118.

                                             By Order of The Board of Directors

                                             JULES ROSS
                                             Secretary
April 12, 2004

                                                                      APPENDIX A

                             THACKERAY CORPORATION

                            AUDIT COMMITTEE CHARTER

     THIS AUDIT COMMITTEE CHARTER WAS ADOPTED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THACKERAY CORPORATION (THE "COMPANY") ON MARCH 25, 2004.

I. PURPOSES

     The Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management regarding:
(i) the conduct and integrity of the Company's financial reporting to any governmental or regulatory body, the public or other users thereof; (ii) the Company's systems of internal accounting and financial and disclosure controls;
(iii) the qualifications, engagement, compensation, independence and performance of the Company's independent auditors, their conduct of the annual audit, and their engagement for any other services; (iv) the Company's legal and regulatory compliance; (v) the Company's codes of ethics as established by management and the Board; and (vi) the preparation of the audit committee report required by SEC rules to be included in the Company's annual proxy statement.

     In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, independent auditors or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee's activities, including compensation of the Committee's counsel, independent auditors and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, independent auditors, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II. COMMITTEE MEMBERSHIP

     The Committee shall consist of one or more members of the Board, each of whom the Board has selected and determined to be "independent" in accordance with applicable rules of the Securities and Exchange Commission ("SEC") and the Nasdaq National Market. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. Such determination shall be disclosed in the annual proxy statement.

III. COMMITTEE MEETINGS

     The Committee shall meet at least once per year or more frequently as circumstances dictate. The Committee shall meet at least once per year with the independent auditor in a executive session to provide the opportunity for full and frank discussion without members of senior management present.

IV. KEY RESPONSIBILITIES

     The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that Company management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

     The following responsibilities are set forth as a guide for fulfilling the Committee's purposes, with the understanding that the Committee's activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee's purposes or assigned by the Board from time to time.

     To fulfill its purposes, the Committee shall:

     A. Supervise the Independent Audit

        1. appoint, evaluate, compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee;

        2. review and approve the terms of the independent auditor's retention, engagement and scope of the annual audit, and pre-approve any audit-related and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor (with pre-approvals disclosed as appropriate in the Company's periodic public filings);

        3. on an annual basis: (i) review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1 (as modified or supplemented), actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence; (ii) consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor; and (iii) set clear hiring policies for employees or former employees of the independent auditors;

        4. review and discuss with management, the independent auditor and the internal auditor: (i) any significant findings during the year, including the status of previous audit recommendations; (ii) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise) or any other audit problems or difficulties encountered in the course of audit work;
           (iii) any restrictions on the scope of activities or access to required information; (iv) any changes required in the scope of the audit plan; (v) the audit budget and staffing; and (vi) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

        5. review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor.

     B. Oversee Internal Audit, Internal Controls and Risk Management

        6. review and discuss with management and the independent auditor: (i) the adequacy of the Company's internal and disclosure controls and procedures (including computerized information system disclosure controls and security), including whether such controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported; (ii) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and (iv) related findings and recommendations of management together with the independent auditor's attestation report;

        7. review and discuss with management and the independent auditor any significant risks or exposures and assess the steps management has taken to minimize such risks; and discuss with management and the independent auditor, and oversee the Company's underlying policies with respect to, risk assessment and risk management;

        8. establish and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

     C. Oversee Financial Reporting

        9. review and discuss with management and the independent auditor: (i) all critical accounting policies and practices used by the Company;
           (ii) any significant changes in Company accounting policies; (iii) any material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iv) any accounting and financial reporting proposals that may have a significant impact on the Company's financial reports;

        10. inquire as to the independent auditor's view of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business;

        11. review and discuss with the independent auditor the matters required to be discussed with the independent auditor by: (i) Statement of Auditing Standards No. 61, including the auditor's responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, accounting estimates used by the Company and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention; (ii) Statement of Auditing Standards No. 90, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; and (iii) Statement of Auditing Standards No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP;

        12. review and discuss with management and the independent auditor any material financial or non-financial arrangements that do not appear on the financial statements of the Company;

        13. review and discuss with the independent auditor: (i) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company or any other material written communications between the accounting firm and management, such as any management letter or schedule of "unadjusted differences;"

        14. review the Company's financial statements, including: (i) prior to public release, review and discuss with management and the independent auditor the Company's annual and quarterly financial statements to be filed with the SEC (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any certifications regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's senior executive and financial officers); and (ii) with respect to the independent auditor's annual audit report and certification, before release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss the adequacy of the Company's system of internal accounting and financial controls, the appropriateness of the accounting principles used to and judgments made in the preparation of the Company's audited financial statements, and the quality of the Company's financial reports; (iii) meeting separately and periodically, with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditor; (iv) recommend to the Board whether to include the audited annual financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC; and (v) prior to submission of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditor;

        15. at least annually, review a report by the independent auditor describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review of the firm, or by any review, inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
            (iii) all relationships between the independent auditor and the Company (to be set out in a formal written statement);

        16. discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance (including non-GAAP financial measures), if any, provided to analysts and to rating agencies;

     D. Oversee Legal and Ethical Compliance

        17. review periodically: (i) legal and regulatory matters that may have a material impact on the Company's financial statement; and (ii) the scope and effectiveness of compliance policies and programs;

        18. review at least annually with management compliance with, the adequacy of and any requests for waivers under the Company's codes of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company's policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information);

        19. review and address conflicts of interest of directors and executive officers;

        20. review, discuss with management and the independent auditor, and approve any transactions or courses of dealing with related parties (e.g., including significant shareholders of the Company, directors, corporate officers or other members of senior management or their family members) that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties;

     E. Report

        21. oversee the preparation and approve all reports required by the Committee, including the report for inclusion in the Company's annual proxy statement, stating whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters required to be discussed by SAS Nos. 61 and 90; (iii) has received the written disclosure and letter from the independent auditors (describing their relationships with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company's Annual Report on Form 10-K for filing with the SEC;

        22. review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

        23. report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function) and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

                                                                      APPENDIX B

                             THACKERAY CORPORATION

                          NOMINATING COMMITTEE CHARTER

     THIS NOMINATING COMMITTEE CHARTER WAS ADOPTED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THACKERAY CORPORATION (THE "COMPANY") ON MARCH 25, 2004.

I. PURPOSES

     The Nominating Committee (the "Committee") shall assist the Board in: (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies and (ii) overseeing the Company's policies and procedures for the receipt of shareholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board.

     In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, director search and recruitment consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee's activities, including compensation of the Committee's counsel, consultants and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, director search and recruitment consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II. COMMITTEE MEMBERSHIP

     The Committee shall consist of one or more members of the Board.

     Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee's information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III. COMMITTEE MEETINGS

     The Committee shall meet at least once per year, or more frequently as circumstances dictate.

     The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

IV. KEY RESPONSIBILITIES

     The following responsibilities are set forth as a guide for fulfilling the Committee's purposes, with the understanding that the Committee's activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee's purposes or assigned by the Board from time to time.

     To fulfill its purposes, the Committee shall:

        1. recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning the Company's policies and procedures for identifying and reviewing Board nominee candidates, including: (i) the qualifications or criteria for Board nomination to shareholders for election as a director; and (ii) policies and procedures relating to consideration of Board nominee candidates recommended by shareholders;

        2. identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including review of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the shareholders; and (ii) any Board vacancies that are to be filled by the Board;

        3. review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

        4. review periodically the size of the Board and recommend to the Board any appropriate changes;

        5. review and recommend to the Board for approval any changes in the compensation of directors;

        6. review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

        7. report regularly to the Board on Committee findings, recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

PROXY


                              THACKERAY CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 1, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates and appoints MARTIN J. RABINOWITZ, JULES ROSS and RONALD D. ROTHBERG, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of Common Stock of Thackeray Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on May 1, 2003 at 10:00 A.M., and at any adjournment or adjournments thereof, with authority to vote said shares on the matters set forth below.


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

PROXY


                              THACKERAY CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 1, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates and appoints MARTIN J. RABINOWITZ, JULES ROSS and RONALD D. ROTHBERG, or any one of them, as proxies of the undersigned, with power of substitution to each, to vote all shares of Common Stock of Thackeray Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Warwick Hotel, 65 West 54th Street, New York, New York 10019 on May 1, 2003 at 10:00 A.M., and at any adjournment or adjournments thereof, with authority to vote said shares on the matters set forth below.


                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE


               PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY



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